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[GRAPHIC APPEARS HERE]                                                                                SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)                                            METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
4100 Newport Place Drive, Suite 840 . Newport                                                  Policy Service Office: P.O. Box 10366
 Beach, CA 92660                                                                                         Des Moines, Iowa 50306-0366
                                                       VARIABLE ANNUITY                            FOR ASSISTANCE CALL: 800 848-3854
METLIFE INVESTORS VARIABLE ANNUITY CLASS VA               APPLICATION

____________________________________________________________________________________________________________________________________

ACCOUNT INFORMATION
____________________________________________________________________________________________________________________________________

1. ANNUITANT
____________________________________________________________________________________________________________________________________

                                                                              Social
  _______________________________________________________________________     Security Number             -          -
  Name        (First)          (Middle)          (Last)                                         _________   _________  _________

                                                                              Sex [ ] M [ ] F Date of Birth        /      /
                                                                                                            ______  ______ _____

  _______________________________________________________________________
  Address           (Street)          (City)           (State)     (Zip)      Phone (____)______________________________________

____________________________________________________________________________________________________________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)
____________________________________________________________________________________________________________________________________

  Correspondence is sent to the Owner.

                                                                              Social
  _______________________________________________________________________     Security/Tax ID Number         -        -
  Name        (First)          (Middle)          (Last)                                              ________  _______  ________

                                                                              Sex [ ] M [ ] F Date of Birth/Trust     /     /
                                                                                                                  ___   ___   ___

  _______________________________________________________________________
  Address           (Street)          (City)           (State)     (Zip)      Phone (____)______________________________________

____________________________________________________________________________________________________________________________________

3. JOINT OWNER
____________________________________________________________________________________________________________________________________

                                                                              Social
  _______________________________________________________________________     Security Number             -          -
  Name        (First)          (Middle)          (Last)                                         _________   _________  _________

                                                                              Sex [ ] M [ ] F Date of Birth        /       /
                                                                                                            ______  ______  _____

  _______________________________________________________________________
  Address           (Street)          (City)           (State)     (Zip)      Phone (____)______________________________________

____________________________________________________________________________________________________________________________________

4. BENEFICIARY
____________________________________________________________________________________________________________________________________

   Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
   Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT
   OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE
   BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Primary Name                     Address                                   Relationship       Social Security Number      %

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Primary Name                     Address                                   Relationship       Social Security Number      %

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Contingent Name                  Address                                   Relationship       Social Security Number      %

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Contingent Name                  Address                                   Relationship       Social Security Number      %

____________________________________________________________________________________________________________________________________

5. PLAN TYPE                                                                                6. PURCHASE PAYMENT
__________________________________________________________________________________________  ________________________________________

  [ ] NON-QUALIFIED                                                                         Funding Source of Purchase Payment
  QUALIFIED                                                                                 __________________________________
  [ ] 401                                                                                   [ ] 1035 Exchange [ ] Check [ ] Wire
  [ ] 403(b) TSA ROLLOVER*
                                                                                            Initial Purchase
  408 IRA* (check one of the options listed below)
                                                                                            Payment $___________________________
  Traditional IRA               SEP IRA                       Roth IRA                                  Make Check Payable to
  _______________               _______                       ________                                    MetLife Investors
  [ ] Transfer                  [ ] Transfer                  [ ] Transfer
  [ ] Rollover                  [ ] Rollover                  [ ] Rollover                  (Estimate dollar amount for 1035
  [ ] Contribution - Year_____  [ ] Contribution - Year_____  [ ] Contribution - Year_____   exchanges, transfers, rollovers, etc.)

   *THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                         Minimum Initial Purchase Payment:
                                                                                              $5,000 Non-Qualified
                                                                                              $2,000 Qualified
__________________________________________________________________________________________  ________________________________________

9029 (4/05)                                                                                                            APPVA1105VACA
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_________________________________________________________________

RIDERS                                                               11. REPLACEMENTS
_________________________________________________________________    _______________________________________________________________

7. BENEFIT RIDERS (subject to state availability and age             Does the applicant have any existing life insurance policies or
   restrictions)                                                     annuity contracts?                               [ ] Yes [ ] No
_________________________________________________________________
                                                                     Is this annuity being purchased to replace any existing life
These riders may only be chosen at time of application. Please       insurance or annuity policy(ies)?                [ ] Yes [ ] No
note, there are additional charges for the optional riders. ONCE
ELECTED THESE OPTIONS MAY NOT BE CHANGED.                            If "Yes," applicable disclosure and replacement forms must be
1) LIVING BENEFIT RIDERS (Optional. Only ONE of the following        attached.
   Riders may be elected)                                            _______________________________________________________________
   [ ] Guaranteed Minimum Income Benefit Rider (GMIB)
   [ ] Guaranteed Minimum Income Benefit Plus Rider (GMIB Plus)      12. ACKNOWLEDGEMENT AND AUTHORIZATION
   [ ] Guaranteed Withdrawal Benefit Rider (GWB)                     _______________________________________________________________
   [ ] Guaranteed Minimum Accumulation Benefit Rider (GMAB)
2) DEATH BENEFIT RIDERS (Check one. If no election is made,          I (We) agree that the above information and statements and
   the Principal Protection option will apply).                      those made on all pages of this application are true and
      [ ] Principal Protection (no additional charge)                correct to the best of my (our) knowledge and belief and are
      [ ] Annual Step-Up                                             made as the basis of my (our) application. I (We) acknowledge
      [ ] Compounded-Plus                                            receipt of the current prospectus of MetLife Investors Variable
3) [ ] Earnings Preservation Benefit Rider                           Annuity Account Five. PAYMENTS AND VALUES PROVIDED BY THE
4) [ ] Other _________________________________________________       CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT
___________________________________________________________________  GUARANTEED AS TO DOLLAR AMOUNT.
                                                                     _______________________________________________________________
COMMUNICATIONS                                                       _______________________________________________________________
___________________________________________________________________
                                                                     _______________________________________________________________
8. TELEPHONE TRANSFER                                                   (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)
___________________________________________________________________
                                                                     _______________________________________________________________
I (We) authorize MetLife Investors Insurance Company of California                   (JOINT OWNER SIGNATURE & TITLE)
(MetLife Investors) or any person authorized by MetLife Investors
to accept telephone transfer instructions and/or future payment      _______________________________________________________________
allocation changes from me (us) and my Registered                              (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)
Representative/Agent. Telephone transfers will be automatically permitted unless you check one or both of the boxes below
indicating that you do not wish to authorize telephone transfers.    Signed at _________________________________________________
MetLife Investors will use reasonable procedures to confirm that                        (City)                  (State)
instructions communicated by telephone are genuine.
                                                                     Date ______________________________________________________
I (We) DO NOT wish to authorize telephone transfers for the          _______________________________________________________________
following
(check applicable boxes): [ ] Owner(s) [ ] Registered                13. AGENT'S REPORT
                                            Representative/Agent     _______________________________________________________________
___________________________________________________________________
                                                                     Does the applicant have any existing life insurance policies or
SIGNATURES                                                           annuity contracts?                              [ ] Yes  [ ] No
___________________________________________________________________
                                                                     Is this annuity being purchased to replace
10. SPECIAL REQUESTS                                                 any existing life insurance or annuity
___________________________________________________________________  policy(ies)?                                    [ ] Yes  [ ] No


                                                                     _______________________________________________________________
                                                                                          AGENT'S SIGNATURE


                                                                     _______________________________________________________________
                                                                                                Phone


                                                                     _______________________________________________________________
                                                                                       Agent's Name and Number


                                                                     _______________________________________________________________
                                                                                        Name and Address of Firm


                                                                     _______________________________________________________________
                                                                                State License ID Number (Required for FL)


                                                                     _______________________________________________________________
                                                                                          Client Account Number
                                                                     _______________________________________________________________
                                                                     _______________________________________________________________

                                                                     Home Office Program Information:
                                                                     ________________________________

                                                                     Select one. Once selected, the option cannot be changed.
                                                                     Option A ________    Option B ________    Option C ________
___________________________________________________________________  _______________________________________________________________

9029 (4/05)                                                                                                            APPVA1105VACA
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